Comprehensive Income	12 Months Ended
Dec. 31, 2012
Comprehensive Income

Note 14

Comprehensive Income

Comprehensive income consists of net income and other gains and losses affecting equity that, under GAAP, are excluded from net income. Significant changes in the components of Other comprehensive income, net of provision for income taxes are described below.

Foreign Currency Translation Adjustments

The change in Foreign currency translation adjustments during 2012, 2011 and 2010 was primarily related to our investment in Vodafone Omnitel N.V. and was primarily driven by the movements of the U.S. dollar against the Euro.

Net Unrealized Gains (Losses) on Cash Flow Hedges

During 2012, 2011 and 2010, Unrealized gains (losses) on cash flow hedges included in Other comprehensive income attributable to noncontrolling interest, primarily reflect activity related to a cross currency swap (see Note 9). Reclassification adjustments for gains (losses) realized in net income were not significant.

Net Unrealized Gains (Losses) on Marketable Securities

During 2012, 2011 and 2010, reclassification adjustments on marketable securities for gains (losses) realized in net income were not significant.

Defined Benefit Pension and Postretirement Plans

The change in Defined benefit pension and postretirement plans of $0.9 billion, net of taxes of $0.6 billion at December 31, 2012 was primarily a result of plan amendments.

The change in Defined benefit pension and postretirement plans of $0.3 billion, net of taxes of $0.2 billion at December 31, 2011 was primarily a result of plan amendments.

Accumulated Other Comprehensive Income

The components of Accumulated other comprehensive income were as follows:

	(dollars in millions)
At December 31,	2012	2011
Foreign currency translation adjustments	$793	$724
Net unrealized gain on cash flow hedges	88	156
Unrealized gain on marketable securities	101	72
Defined benefit pension and postretirement plans	1,253	317

Accumulated Other Comprehensive Income	$2,235	$1,269